UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 1, 2013

HARTFORD LIFE INSURANCE COMPANY
(Exact name of Registrant as Specified in Its Charter)

CONNECTICUT	001-32293	06-0974148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 HOPMEADOW STREET, SIMSBURY, CONNECTICUT		06089
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
On January 1, 2013, Hartford Life, Inc., a Delaware corporation ("HLI") completed its previously announced sale of (i) the assets of Hartford Life Insurance Company (the "Company") relating to its retirement plans business ("Retirement Plans") to Massachusetts Mutual Life Insurance Company and (ii) all of the issued and outstanding equity of Hartford Retirement Services, LLC, Retirement Plans's recordkeeper, for a cash ceding commission of $355 million, net of an adjustment at closing of $45 million as a result of net flows adjusted for discontinuances and lapses in the retirement plans business from and including January 1, 2012 through the closing of the transaction. The Company is a wholly-owned subsidiary of HLI.
On January 2, 2013, HLI completed its previously announced sale of the Company's assets relating to its individual life insurance business ("Individual Life") to The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc., for cash consideration of $615 million, consisting primarily of a ceding commission, of which $590 is attributable to the Company.
Pro forma financial information with respect to these transactions is provided in Item 9.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(b)     Pro Forma Financial Information

The attached unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2011 and the nine-months ended September 30, 2012 and the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012 (collectively, the “Unaudited Pro Forma Condensed Consolidated Financial Statements”) are based on the Company's historical consolidated results of operations and financial position, adjusted to give effect to the sale of the Company's Retirement Plans and Individual Life businesses.
The unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2011 and the nine-months ended September 30, 2012 have been prepared to present the Company's results of operations as if the sale of each of the Retirement Plans and Individual Life businesses had occurred on January 1, 2011. The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012 has been prepared to present the Company's financial condition as if the sale of the Retirement Plans and Individual Life Insurance businesses had occurred on September 30, 2012.
The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to be indicative of the financial position or results of operations of the Company as of the dates or for such periods, nor are they necessarily indicative of future results. The Unaudited Pro Forma Condensed Consolidated Financial Statements and the accompanying notes should be read together with the Company's audited Consolidated Financial Statements and accompanying notes as of and for the year ended December 31, 2011 included in the Company's Current Report on Form 8-K dated December 28, 2012, and Management's Discussion and Analysis included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, as well as the Company's unaudited Condensed Consolidated Financial Statements filed with the Securities & Exchange Commission on Form 10-Q as of and for the nine-months ended September 30, 2012.
(d)     Exhibit

Exhibit No.	Description
99.1
Unaudited Pro Forma Condensed Consolidated Statements of Operations of Hartford Life Insurance Company and Subsidiaries for the year ended December 31, 2011 and the nine-months ended September 30, 2012 and the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012

Exhibit 99.1
HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2011

		Pro forma adjustments
(In millions, except for per share data)	As reported	Retirement Plans (1)	Individual Life (1)	Pro forma
	(Unaudited)
Revenues
Fee income and other	$3,802	$(373)	$(965)	$2,464
Earned premiums	234	(7)	107	334
Net investment income:
Securities available-for-sale and other	2,580	(396)	(420)	1,764
Equity securities, trading (2)	(14)			(14)
Total net investment income	2,566	(396)	(420)	1,750
Net realized capital gains/losses	1	10	(22)	(11)
Total revenues	6,603	(766)	(1,300)	4,537
Benefits, losses and expenses
Benefits, losses and loss adjustment expenses	3,107	(308)	(761)	2,038
Benefits, losses and loss adjustment expenses – returns credited on international unit-linked bonds and pension products (2)	(14)			(14)
Amortization of deferred policy acquisition costs and present value of future profits	474	(84)	(169)	221
Insurance operating costs and other expenses	3,048	(423)	(272)	2,353
Dividends to policyholders	17		(1)	16
Total benefits, losses and expenses	6,632	(815)	(1,203)	4,614
Loss from continuing operations before income taxes	(29)	49	(97)	(77)
Income tax expense/benefit	(273)	52	(12)	(233)
Net income	244	(3)	(85)	156
Net income attributable to the noncontrolling interest	—			—
Net income attributable to Hartford Life Insurance Company	$244	$(3)	$(85)	$156

See Explanatory Notes to Pro Forma Condensed Consolidated Statements of Operations.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statement of Operations
For the nine months ended September 30, 2012

		Pro forma adjustments
(In millions, except for per share data)	As reported	Retirement Plans (1)	Individual Life (1)	Pro forma
	(Unaudited)
Revenues
Fee income and other	$2,680	$(276)	$(712)	$1,692
Earned premiums	69	(5)	91	155
Net investment income:
Securities available-for-sale and other	1,927	(312)	(346)	1,269
Equity securities, trading (2)	156		(1)	155
Total net investment income	2,083	(312)	(347)	1,424
Net realized capital gains/losses	(705)	1	(15)	(719)
Total revenues	4,127	(592)	(983)	2,552
Benefits, losses and expenses
Benefits, losses and loss adjustment expenses	2,198	(251)	(617)	1,330
Benefits, losses and loss adjustment expenses – returns credited on international unit-linked bonds and pension products (2)	155			155
Amortization of deferred policy acquisition costs and present value of future profits	262	(31)	(76)	155
Insurance operating costs and other expenses	782	(323)	(237)	222
Dividends to policyholders	15		(1)	14
Total benefits, losses and expenses	3,412	(605)	(931)	1,876
Income before income taxes	715	13	(52)	676
Income tax expense/benefit	137	22	(9)	150
Net income	578	(9)	(43)	526
Net income attributable to the noncontrolling interest	(1)			(1)
Net income attributable to Hartford Life Insurance Company	$579	$(9)	$(43)	$527

Hartford Life Insurance Company and Subsidiaries
Explanatory Notes to Pro Forma Condensed Consolidated Statements of Operations
(Dollar amounts in millions, unless otherwise stated)
(Unaudited)

(1) These pro forma adjustments reflect the elimination of revenues and benefits, losses and expenses of the business sold assuming the transaction occurred on January 1, 2011. See Explanatory Notes to Condensed Consolidated Pro Forma Balance Sheet for information related to the form of the sale transaction and the estimated gain on the sale transaction.

(2)
Includes investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2012

		Pro forma adjustments
(In millions, except for share and per share data)	As reported	Retirement Plans	Individual Life	Total Impact	Note	Pro forma
	(Unaudited)
Assets
Total investments	$65,745	$(9,431)	$(7,650)	$(17,081)	(1)	$48,664
Cash	1,552	355	590	945	(7)	2,497
Premiums receivable and agents’ balances, net	75					75
Reinsurance recoverables, net	3,762	9,055	7,083	16,138	(2)	19,900
Deferred policy acquisition costs and present value of future profits	3,094	(218)	(1,976)	(2,194)	(3)	900
Deferred income taxes, net	1,333	226	345	571	(4)	1,904
Goodwill	470	(87)	(224)	(311)	(3)	159
Other assets	1,361	(240)	(268)	(508)	(3)	853
Separate account assets	148,357					148,357
Total assets	$225,749	$(340)	$(2,100)	$(2,440)		$223,309
Liabilities
Reserve for future policy benefits and unpaid losses and loss adjustment expenses	$11,825					$11,825
Other policyholder funds and benefits payable	42,021					42,021
Other policyholder funds and benefits payable – international variable annuities	1,905					1,905
Consumer notes	190					190
Other liabilities	10,879	(131)	(1,979)	(2,110)	(3) (5)	8,769
Separate account liabilities	148,357					148,357
Total liabilities	215,177	(131)	(1,979)	(2,110)		213,067
Commitments and Contingencies
Stockholders’ Equity
Common stock, $0.01 par value — 1,500,000,000 shares authorized, 469,746,638 and 469,750,171 shares issued	6					6
Additional paid-in capital	8,279					8,279
Retained earnings	261	109	363	472	(7)	733
Accumulated other comprehensive income, net of tax	2,026	(318)	(484)	(802)	(6)	1,224
Total stockholders’ equity	10,572	(209)	(121)	(330)		10,242
Total liabilities and stockholders’ equity	$225,749	$(340)	$(2,100)	$(2,440)		$223,309

See Explanatory Notes to Pro Forma Condensed Consolidated Balance Sheet.

Hartford Life Insurance Company and Subsidiaries
Explanatory Notes to Pro Forma Condensed Consolidated Balance Sheet
(Dollar amounts in millions, unless otherwise stated)
(Unaudited)

(1) These pro forma adjustments reflect the elimination of the assets of the businesses sold.

(2) Since these sale transactions are primarily in the form of reinsurance arrangements, the Company retains substantially all of the policyholder liabilities of the sold businesses but records a reinsurance recoverable from buyers at closing.

(3) These pro forma adjustments reflect write-offs of insurance contract-related assets and liabilities as part of the reinsurance transactions, segment and corporate goodwill related to the sold businesses, and other assets sold.

(4) The pro forma adjustment to the deferred tax asset primarily reflects elimination of the deferred tax liability associated with unrealized appreciation on investments.

(5) Includes accruals for estimated transaction and restructuring costs directly attributable to the sale of the businesses.

(6) Reflects the elimination of unrealized appreciation on investments directly related to the businesses.

(7) Using September 30, 2012 data, the following table reflects the estimated pre-tax and after-tax gain to be recognized at the time of closing the sale.

	Retirement Plans	Individual Life	Total
Ceding commission	$355	$590	$945
Fair value of assets in excess of reserves	(354)	(498)	(852)
Recapture affiliate reinsurance	—	349	349
Intangible asset write-off	(472)	(831)	(1,303)
Transaction costs	(28)	(35)	(63)
Reinsurance loss	(499)	(425)	(924)
Realized capital gains - investments	473	910	1,383
Realized capital gains - derivatives	194	76	270
Gain from disposal of business, pre-tax	$168	$561	$729
Gain from disposal of business, after-tax	$109	$363	$472

The actual gain to be reported in continuing operations for the first quarter of 2013 is subject to change pending final determination of the net assets of the businesses, transaction costs and other adjustments.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hartford Life Insurance Company
(Registrant)

January 7, 2013	By:	/s/ Peter F. Sannizzaro

Peter F. Sannizzaro
Senior Vice President and Principal Accounting Officer (Principal Financial Officer and duly authorized signatory)